June 27, 2013

BNY MELLON FUNDS TRUST BNY Mellon Municipal Opportunities Fund Supplement to Prospectus dated December 31, 2012

The following information supplements and supersedes any contrary information contained in the section of the Fund's Prospectus entitled "Fund Summary – BNY Mellon Municipal Opportunities Fund – Purchase and Sale of Fund Shares":

Effective at the start of business on July 1, 2013, the fund will reopen to new and existing investors. The fund reserves the right to close again to new and/or existing investors at any time.